Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
During the year ended December 31, 2021, the Company recorded a total tax provision of $0.3 million. During the year ended December 31, 2020, the Company recorded no tax provision or benefits due to the losses incurred and the need for a full valuation allowance against its deferred tax assets. All of the Company’s operating losses since inception have been generated in the United States.
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2021	2020
Income taxes at U.S. federal statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	6.1	5.9
Federal and state research and development tax credits	5.4	4.4
Stock-based compensation expense	(1.1)	(0.7)
Nondeductible/nontaxable permanent items	0.6	—
Other	(0.3)	(1.7)
Change in valuation allowance	(32.1)	(28.9)

Effective tax rate	(0.4)%	—%
The tax effects of temporary differences that give rise to significant components of the deferred tax assets and liabilities are as follows:

	Year Ended December 31,
	2021	2020
	(in thousands)
Deferred tax assets
Net operating loss carryforwards	$4,403	$11,085
Research and development credit carryforwards	7,084	5,213
Operating lease liability	411	2,154
Deferred revenue	34,625	11,891
Accruals and reserves	958	648
Capitalized research costs	2,193	2,506
Other	1,008	88

Total gross deferred tax assets	50,682	33,585
Valuation allowance	(49,568)	(30,945)

Net deferred tax assets	$1,114	$2,640

Deferred tax liabilities
Depreciation	$(771)	$(597)
Right-of-use asset	(343)	(2,043)

Total gross deferred tax liabilities	(1,114)	(2,640)

Net deferred taxes	$—	$—

As of December 31, 2021, the Company had U.S. federal and state net operating loss (“NOL”) carryforwards of $19.3 million and $17.4 million, respectively, which may be available to offset future taxable income. The federal NOLs include $2.8 million which expire at various dates beginning in 2036 and $16.5 million which carry forward indefinitely. The state NOLs expire at various dates beginning in 2036. As of December 31, 2021, the Company also had U.S. federal and state research and development tax credit carryforwards of $4.9 million and $3.0 million, respectively, which may be available to offset future tax liabilities and begin to expire in 2034 and 2030, respectively.
Utilization of the U.S. federal and state net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income or tax liabilities. In general, an ownership change results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has performed an analysis of ownership changes through December 31, 2021 and determined that on February 6, 2017 and August 17, 2020, ownership changes had occurred. Based on this analysis, the Company’s ability to use its pre-change
tax attributes to offset federal and state taxable income are subject to annual limitations and a portion of the attributes generated prior to February 6, 2017 will expire unutilized, which could potentially result in an increased future tax liability. The Company has adjusted its deferred tax assets and valuation allowance balance for the affected tax attribute carryforwards to reflect the expiration of the attributes.
ASC 740 requires a valuation allowance to reduce the deferred tax assets reported, if based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of December 31, 2021 and 2020. Management reevaluates the positive and negative evidence at each reporting period. The Company recorded an increase to the valuation allowance of $18.6 million during 2021 related primarily to the increase in deferred revenue and research and development tax credit carryforwards.
As of December 31, 2021 and 2020, the Company had not recorded any amounts for unrecognized tax benefits. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2021 and 2020, the Company had no accrued interest or penalties related to uncertain tax positions in the consolidated statements of operations and comprehensive loss.
The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions, as prescribed by tax laws. The Company will file a final California income tax return for the short-period through the Closing Date of the Business Combination. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. The statute of limitations for federal and state tax authorities is generally closed for years prior to December 31, 2018, although carryforward attributes that were generated prior to 2018 may still be subject to change upon examination if they are utilized to offset taxable income in subsequent tax years. There are currently no federal or state income tax audits in progress.